Exhibit 99.3

MELLON FINANCIAL CORPORATION

LONG-TERM PROFIT INCENTIVE PLAN (2004)

NONQUALIFIED STOCK OPTION AGREEMENT

THIS AGREEMENT, made this      day of              ,             , by and between Mellon Financial Corporation (the “Corporation”), having its principal place of business in the Commonwealth of Pennsylvania,

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[NAME], a key employee (the “Optionee”) of the Corporation

WITNESSETH THAT:

WHEREAS, the Optionee is now employed by the Corporation (“Corporation,” when used herein with reference to employment of the Optionee, shall include any Affiliate of the Corporation as defined in the Plan) as a key employee; and

WHEREAS, the Corporation has adopted the Long-Term Profit Incentive Plan (2004) (the “Plan”) under which the Corporation may grant to key employees of the Corporation options to purchase common stock of Mellon Financial Corporation (hereinafter “Common Stock”); and

WHEREAS, the Corporation desires to grant a stock option for [NUMBER OF SHARES] shares of Common Stock to the Optionee.

NOW THEREFORE, in consideration of the covenants and agreements herein contained and intending to be legally bound, the parties hereto hereby agree with each other as follows:

SECTION 1: Employment

1.1 Neither the grant of the Option nor anything else contained in this Agreement shall be deemed to limit or restrict the right of the Corporation to terminate the Optionee’s employment at any time, for any reason, with or without cause.

SECTION 2: Stock Option

2.1 Subject to the terms and conditions set forth herein and to the terms of the Plan, the Corporation hereby grants to the Optionee the right and option to purchase at any time and from time to time from the Corporation at a price of [$ PRICE] per share (the “Option Price”) up to, but not exceeding in the aggregate, the number of shares of Common Stock stated above (the “Option”).

SECTION 3: Exercise and Withholding

3.1 This Option may not be exercised prior to [ONE YEAR AFTER GRANT DATE OR SUCH OTHER DATE AS MAY BE DETERMINED BY THE HUMAN RESOURCES COMMITTEE OF THE CORPORATION’S BOARD OF DIRECTORS (THE “COMMITTEE”]. This Option may be exercised between [ONE YEAR AFTER GRANT DATE AND TWO YEARS AFTER GRANT DATE LESS ONE DAY, OR SUCH OTHER DATE(S) AS MAY BE DETERMINED BY THE COMMITTEE], inclusive, for a number of shares of Common Stock equal to [ONE-THIRD, OR SUCH OTHER AMOUNT AS MAY BE DETERMINED BY THE COMMITTEE] of the number of shares covered by this Option (rounded upward to the nearest whole share). This Option may be exercised between [TWO YEARS AFTER GRANT DATE AND THREE YEARS AFTER GRANT DATE LESS ONE DAY, OR SUCH OTHER DATE(S) AS MAY BE DETERMINED BY THE COMMITTEE], inclusive, for a number of shares of Common Stock equal to [TWO-THIRDS, OR SUCH OTHER AMOUNT AS MAY BE DETERMINED BY THE COMMITTEE] of the number of shares covered by this Option (rounded upward to the nearest whole share) minus the aggregate number of shares purchased hereunder prior to [TWO YEARS AFTER GRANT DATE OR SUCH OTHER DATE DETERMINED BY THE COMMITTEE]. This Option may be exercised between [THREE YEARS AFTER GRANT DATE AND TEN YEARS AFTER GRANT DATE LESS ONE DAY, OR SUCH OTHER DATE(S) DETERMINED BY THE COMMITTEE], inclusive, for a number of shares of Common Stock equal to the full number of shares covered by this Option minus the aggregate number of shares purchased hereunder prior to [THREE YEARS AFTER GRANT DATE, OR SUCH OTHER DATE AS MAY BE DETERMINED BY THE COMMITTEE]. This Option may not be exercised after [TEN YEARS AFTER GRANT DATE LESS ONE DAY, OR SUCH OTHER EARLIER DATE AS MAY BE DETERMINED BY THE COMMITTEE].

3.2 This Option shall be exercised by the Optionee by delivering to the Corporation’s Executive Compensation area (AIM No. 151-0722) (i) this Agreement signed by the Optionee, (ii) a written notification specifying the number of shares which the Optionee then desires to purchase and the address to which share certificates should be delivered, (iii) a check payable to the order of the Corporation and/or shares of Common Stock equal in value to the aggregate Option Price of such shares and/or an instruction from the Optionee directing the Corporation to withhold shares of Common Stock otherwise receivable upon exercise of this Option (subject to any restrictions regarding prior ownership of such shares or an equivalent number of shares imposed by the Corporation), and (iv) a stock power executed in blank for any shares of Common Stock delivered pursuant to clause (iii) hereof. Shares of Common Stock surrendered in exercise of this Option shall have been held by the Optionee for at least six months prior to such delivery and shall be valued as of the date, and by the means, prescribed by the Corporation’s procedures in effect at the time of such exercise.

3.3 In each case where the Optionee exercises this Option in whole or in part, the Corporation will notify the Optionee of the amount of withholding tax, if any, required under federal and, where applicable, state and local law, and the Optionee shall, forthwith upon the receipt of such notice, remit the required amount to the Corporation.

3.4 As soon as practicable after each exercise of this Option and compliance by the Optionee with all applicable conditions, the Corporation will mail or cause to be mailed to the Optionee at the address specified in the written notification delivered pursuant to Paragraph 3.2 hereof certificates registered in the name of the Optionee, or such name as directed by the Optionee, for the number of shares of Common Stock, if any, which the Optionee is entitled to receive upon such exercise under the provisions of this Agreement. Alternatively, the Corporation may credit such shares to a book-entry account in Optionee’s name.

3.5 From time to time and for any reason it deems appropriate, the Corporation may amend its procedures for the exercise of stock options, and if such procedures are so amended, the provisions of Sections 3.2, 3.3 and 3.4 hereof shall be amended immediately and automatically to incorporate such amendment; provided, however, that no such amendment shall be incorporated without the Optionee’s consent if it would adversely affect the Optionee’s rights under Section 1.1, 2.1, 3.1, 3.2, 3.3 or 3.4 hereof.

3.6 Notwithstanding any other provision hereof, this Option shall become fully exercisable immediately and automatically upon the occurrence of a Change in Control Event, as defined in the Plan.

SECTION 4: Termination of Employment

4.1 If the Optionee’s termination of employment is after age 55 and Optionee is credited with 5 years of employment with the Corporation, the Optionee shall have the right to exercise this Option within two years after such termination date, subject to the provisions of Section 4.6(a) of the Plan, to the extent this Option was exercisable at the time of such termination.

4.2 If the Optionee’s termination of employment is by reason of his “Permanent Disability”, as defined in the Employment Agreement between the Corporation and Optionee, effective [DATE] (the “Employment Agreement”), this Option shall become immediately and fully vested and the Optionee shall have the right to exercise this Option within three years after such date of termination of employment.

4.3 If the Optionee’s employment with the Corporation terminates due to a “Without Cause Termination” or a “Constructive Discharge”, as defined in the Employment Agreement, any portion of this Option which has not previously become exercisable shall not be forfeited but shall become immediately and fully exercisable, and this Option shall remain exercisable for three years following the date of such termination of employment.

4.4 If the Optionee shall die while employed by the Corporation, this Option shall become immediately and fully exercisable and may be exercised within three years from the date of the Optionee’s death by the executor or administrator of the Optionee’s estate or by the person or persons to whom the Optionee shall have transferred such right by Will or by the laws of descent and distribution.

4.5 If the Optionee shall die within a period following termination of employment during which this Option remains exercisable under Sections 4.1, 4.2, 4.3 or 4.6, this Option may be exercised within two years from the date of the Optionee’s death (or such longer period that this Option would have been exercisable by Optionee) by the executor or administrator of the Optionee’s estate or by the person or persons to whom the Optionee shall have transferred such right by Will or by the laws of descent and distribution, to the extent this Option was exercisable by the Optionee at the time of his death.

4.6 In the event all employment of the Optionee with the Corporation is terminated due to the sale of a business unit or subsidiary of the Corporation by which the Optionee is employed, and the Optionee is not displaced pursuant to the Corporation’s Employee Displacement Program or a successor practice of the Corporation or an Affiliate, the Optionee shall have the right to exercise this Option within one year from the date of his or her termination of employment to the extent this Option was exercisable at the time of termination of employment.

4.7 In the event all employment of the Optionee with the Corporation is terminated for any reason other than stated above, this Option shall terminate upon such termination of employment.

4.7 Notwithstanding the foregoing, in no event shall this Option be exercisable after [TEN YEARS AFTER GRANT DATE LESS ONE DAY, OR SUCH OTHER EARLIER DATE AS MAY BE DETERMINED BY THE COMMITTEE].

SECTION 5: Miscellaneous

5.1 Whenever the word “Optionee” is used in any provision of this Option under circumstances where the provision should logically be construed to apply to the executors, the administrators or the person or persons to whom this Option may be transferred as permitted herein, the word “Optionee” shall be deemed to include such person or persons.

5.2 This Option may be transferred (i) by the Optionee upon his or her death or (ii) as directed by the Optionee named on the first page of this Agreement during his or her lifetime by gift to members of his or her immediate family or to an entity for the benefit of the Optionee and/or members of his or her immediate family. For purposes of the preceding sentence, members of the Optionee’s immediate family and entities for the benefit of the Optionee and/or members of his or her immediate family shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, a trust in which these persons have the exclusive beneficial interest and any other entity in which these persons own and retain 100% of the beneficial interest. All transfers shall be made in accordance with procedures adopted by the Corporation, which may be amended by the Corporation from time to time. No other assignment or transfer of this Option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise shall be permitted, but immediately upon any such assignment or transfer this Option shall terminate and become of no further effect. This Option shall be exercisable only by the Optionee or by an immediate family member or entity or other person to which this section permits transfer. The Corporation shall have received an amount sufficient to satisfy any federal, state, local or other withholding tax requirements prior to the delivery of any certificate for the shares issuable upon exercise of this Option.

5.3 If there is any change in the Common Stock by reason of any stock split, stock dividend, spin-off, split-up, spin-out, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, or any other similar transaction, the number and kind of shares subject to this Option and the Option Price as applicable, shall be appropriately adjusted by the Human Resources Committee of the Board of Directors of the Corporation (the “Committee”).

5.4 Notwithstanding any other provision hereof, the Optionee hereby agrees that he or she will not exercise the Option granted hereby, and that the Corporation will not be obligated to issue any shares to the Optionee hereunder, if the exercise thereof or the issuance of such shares shall constitute a violation by the Optionee or the Corporation of any provision of law or regulation of any governmental authority. Any determination in this connection by the Committee shall be final, binding and conclusive. The Corporation shall in no event be obliged to register any securities pursuant to the Securities Act of 1933 (as the same shall be in effect from time to time) or to take any other affirmative action in order to cause the exercise of the Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

5.5 No amount of income received by an Optionee pursuant to this Agreement shall be considered compensation for purposes of any pension or retirement plan, insurance plan or any other employee benefit plan of the Corporation.

5.6 The parties hereto agree that the Option granted hereby is not, and should not be construed to be, an incentive stock option under Section 422 of the Internal Revenue Code, as amended.

5.7 The Optionee accepts the grant of the Option confirmed hereby, and agrees to be bound by the terms and provisions of the Plan, as the Plan may be amended from time to time; provided, however, that no alteration, amendment, revocation or termination of the Plan shall, without the written consent of the Optionee, adversely affect the rights of the Optionee with respect to this Option. Should there be any inconsistency between the provisions of this Option and the terms and conditions of the Plan, the provisions in the Plan shall govern and prevail. A copy of the Plan may be obtained by writing or calling the Executive Compensation Division of the Human Resources Department of the Corporation at the Corporation’s principal office in Pittsburgh, Pennsylvania.

5.8 This Agreement shall be construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania, other than any choice of law rules calling for the application of laws of another jurisdiction.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

MELLON FINANCIAL CORPORATION

By:

OPTIONEE

[GRANT DATE]